Going Concern	12 Months Ended
Jul. 31, 2012
Going Concern
Note 2 - Going Concern

The Company is a development stage company and has not commenced planned principal operations.  The Company had no revenues and incurred a net loss of $45,863 for the year ended July 31, 2012, and a net loss of $ 17,323 for the year ended July 31, 2011.  In addition, the Company had a working capital deficiency and stockholders’ deficiency of $27,536 at July 31, 2012.  These factors raise substantial doubt about the Company’s ability to continue as a going concern.

There can be no assurance that sufficient funds required during the next year or thereafter will be generated from operations or that funds will be available from external sources such as debt or equity financings or other potential sources.  The lack of additional capital resulting from the inability to generate cash flow from operations or to raise capital from external sources would force the Company to substantially curtail or cease operations and would, therefore, have a material adverse effect on its business.  Furthermore, there can be no assurance that any such required funds, if available, will be available on attractive terms or that they will not have a significant dilutive effect on the Company’s existing stockholders.

The accompanying financial statements do not include any adjustments related to the recoverability or classification of asset-carrying amounts or the amounts and classification of liabilities that may result should the Company be unable to continue as a going concern.

The Company is attempting to address its lack of liquidity by raising additional funds, either in the form of debt or equity or some combination thereof.  During the year ended July 31, 2012 the Company borrowed $17,200.  There can be no assurances that the Company will be able to raise the additional funds it requires.